S000055646 [Member] Investment Strategy - Nuveen Short-Term REIT ETF	Dec. 31, 2025
Prospectus [Line Items]
Strategy [Heading]	Principal Investment Strategies
Strategy Narrative [Text Block]
The Fund seeks to track the investment results of the Index, which is comprised of real estate investment trusts (“REITs”). REITs are publicly traded corporations or trusts that invest in residential or commercial real estate. The Index is a subset of the Dow Jones U.S. Select REIT Index (the “Base Index”), which generally includes equity REITs traded on a national securities exchange in the United States that derive at least 75% of their total revenue from the ownership and operation of real estate assets and that have a minimum total market capitalization of $200 million at the time of their inclusion. The Index selects REITs from the Base Index that are classified as concentrating their holdings in apartment buildings, hotels, self-storage facilities or manufactured home properties, as REITs investing in these sectors typically have shorter lease durations than REITs investing in other sectors. Index holdings are weighted by float-adjusted market capitalization, provided that no single REIT can comprise more than 5% of the Index as of any rebalance date. “Float-adjusted” means that the share amounts used in calculating the Index reflect only shares available to investors, with shares held by control groups, public companies and government agencies excluded.
The Index is rebalanced quarterly after the close of the third Friday in March, June, September and December. The Index and the Base Index exclude mortgage REITs, hybrid REITs, certain other types of REITs (e.g., timber and net-lease REITs), real estate finance companies, mortgage brokers and bankers, commercial and residential real estate brokers and estate agents, home builders, large landowners and subdividers of unimproved land, and companies that have more than 25% of their assets in direct mortgage investments. As of March 31, 2026, the Index was comprised of 31 REITs.
The Fund attempts to replicate the Index by investing all, or substantially all, of its assets in the REITs that make up the Index, holding each REIT in approximately the same proportion as its weighting in the Index. The Fund rebalances its holdings quarterly in response to the quarterly Index rebalances. The Fund may sell REITs that are represented in the Index, in anticipation of their removal from the Index, or buy REITs that are not yet represented in the Index in anticipation of their addition to the Index.
Under normal market conditions, the Fund invests at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in REITs. The Index concentrates (i.e., holds 25% or more of its total assets) in the securities of the real estate industry, and the Fund will concentrate its investments to approximately the same extent as the Index.

Strategy Portfolio Concentration [Text]	Under normal market conditions, the Fund invests at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in REITs. The Index concentrates (i.e., holds 25% or more of its total assets) in the securities of the real estate industry, and the Fund will concentrate its investments to approximately the same extent as the Index.